UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 7, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                  8082                 71-0918189
        --------                  ----                 ----------
    (State or Other         (Commission File        (I.R.S. Employer
      Jurisdiction               Number)           Identification No.)
   of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 7, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that John L. Indest, president and chief operating officer, and Eric Elliott, vice president of investor relations, will present at the Credit Suisse 2007 Health Care Conference in Phoenix, Arizona, on Wednesday, November 14, 2007.


Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

     EXHIBIT NO.       DESCRIPTION
     -----------       ---------------------------------------------------------

         99.1          Press Release dated November 7, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LHC GROUP, INC.


                                    By:  /s/ Keith G. Myers
                                         -------------------------------
                                            Keith G. Myers
                                            Chief Executive Officer


Dated:      November 7, 2007

                                INDEX TO EXHIBITS

     EXHIBIT NO.       DESCRIPTION
     -----------       ---------------------------------------------------------

         99.1 Press Release dated November 7, 2007, announcing that John L. Indest, president and chief operating officer, and Eric Elliott, vice president of investor relations, will present at the Credit Suisse 2007 Health Care Conference in Phoenix, Arizona, on Wednesday, November 14, 2007.